Exhibit 99.1 INVESTOR PRESENTATION

DISCLAIMERS Forward Looking Statements Certain statements in this presentation and that may be made in meetings are forward-looking statements. Forward-looking statements are based on VICI Properties Inc.’s (“VICI or the “Company”) current plans, expectations and projections about future events and are not guarantees of future performance. These statements can be identified by the fact that they do not relate to strictly historical and current facts and by the use of the words such as "expects", "plans", "opportunities" and similar words and variations thereof. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, its actual results, performance and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors including, among others: the impact of changes in general economic conditions, including low consumer confidence, unemployment levels and depressed real estate prices resulting from the severity and duration of any downturn in the U.S. or global economy (including stemming from the COVID-19 pandemic and changes in economic conditions as a result of the COVID-19 pandemic); the Company’s dependence on subsidiaries of Caesars Entertainment, Inc. (“Caesars”), Penn National Gaming, Inc. (“Penn”), Seminole Hard Rock Entertainment, Inc. (“Hard Rock”), Century Casinos, Inc. (“Century Casinos”) and Rock Ohio Ventures LLC (“JACK Entertainment”) as tenants of our properties and Caesars, Penn, Hard Rock, Century Casinos and JACK Entertainment or certain of their respective subsidiaries as guarantors of the lease payments and the negative consequences any material adverse effect on their respective businesses could have on the Company; the Company’s borrowers’ ability to repay their outstanding loan obligations to the Company; the Company’s dependence on the gaming industry; the Company’s ability to pursue its business and growth strategies may be limited by its substantial debt service requirements and by the requirement that the Company distribute 90% of its real estate investment trust (“REIT”) taxable income in order to qualify for taxation as a REIT and that it distribute 100% of its REIT taxable income in order to avoid current entity-level U.S. Federal income taxes; the impact of extensive regulation from gaming and other regulatory authorities; the ability of the Company’s tenants to obtain and maintain regulatory approvals in connection with the operation of its properties; the possibility that the Company’s tenants may choose not to renew the respective lease agreements following the initial or subsequent terms of the leases; restrictions on the Company’s ability to sell its properties subject to the lease agreements; Caesars’, Penn’s, Hard Rock’s, Century Casinos’ and JACK Entertainment’s historical results may not be a reliable indicator of their future results; the Company’s substantial amount of indebtedness and ability to service, refinance and otherwise fulfill its obligations under such indebtedness; limits on the Company’s operational and financial flexibility imposed by its debt agreements; the Company’s historical financial information may not be reliable indicators of its future results of operations, financial condition and cash flows; the possibility that the Company’s pending transactions may not be completed or that completion may be unduly delayed; the possibility that the Company identifies significant environmental, tax, legal or other issues that materially and adversely impact the value of assets acquired or secured as collateral (or other benefits it expects to receive) in any of its pending or recently completed transactions; the effects of its recently completed and pending transactions on the Company, including the future impact on its financial condition, financial and operating results, cash flows, strategy and plans; and the possibility the Company’s separation from Caesars Entertainment Operating Company, Inc. fails to qualify as a tax-free spin-off, which could subject it to significant tax liabilities. Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the impact of the COVID-19 pandemic on the financial condition, results of operations, cash flows and performance of the Company and its tenants. The extent to which the COVID-19 pandemic impacts the Company, its tenants and its pending transactions will largely depend on future developments that are highly uncertain and cannot be predicted with confidence, including the impact of the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures on our tenants, including various state governments and/or regulatory authorities issuing directives, mandates, orders or similar actions restricting freedom of movement and business operations, such as travel restrictions, border closures, business closures, limitations on public gatherings, quarantines and “shelter-at-home” orders that resulted in the temporary closure of our tenants’ operations at our properties, the ability of the Company’s tenants to successfully operate their businesses following the reopening of their respective facilities, including the costs of complying with regulatory requirements necessary to keep the facilities open, including compliance with restrictions and reduced capacity requirements, the need to close any of the facilities after reopening as a result of the COVID-19 pandemic, and the effects of the negotiated capital expenditure reductions and other amendments to the lease agreements that the Company agreed to with certain of its tenants in response to the COVID-19 pandemic. Each of the foregoing could have a material adverse effect on our tenants' ability to satisfy their obligations under their leases with us, including their continued ability to pay rent in a timely manner, or at all, and/or to fund capital expenditures or make other payments required under their leases. In addition, changes and instability in global, national and regional economic activity and financial markets as a result of the COVID-19 pandemic have negatively impacted consumer discretionary spending and travel and are likely to continue to do so, which could have a material adverse effect on our tenants' businesses. Investors are cautioned to interpret many of the risks identified here and under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q and the Company’s other filings with the U.S. Securities and Exchange Commission (“SEC”). The Company does not undertake any obligation to update or revise any forward‐looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Tenant / Borrower Information The Company makes no representation as to the accuracy or completeness of the information regarding Caesars, Penn, Hard Rock, Century, JACK Entertainment, and Chelsea Piers included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC (“CEOC”), the Company's significant lessee, have been filed with the SEC. Certain financial and other information for Caesars, Penn, Hard Rock, Century, JACK Entertainment, and Chelsea Piers included in this presentation have been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such data. Market, Industry, and Peer Data This presentation contains estimates and information concerning the Company's industry, including market position, rent growth, rent coverage, dividends paid, dividend yield, AFFO, debt maturities and lease maturities of the Company's peers, that are based on industry publications, reports and peer company public filings. For additional information with respect to the Company's peers, refer to the respective peer companies' public filings with the SEC. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. Non‐GAAP Financial Measures This presentation includes references to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”), AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. In addition, certain of these non-GAAP measures, as presented, including AFFO, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, including such measures presented herein due to the fact that not all real estate companies use the same definitions. The Company has not independently verified the accuracy or completeness of the non-GAAP measures of other companies presented herein. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included in the Appendix at the end of this presentation. Financial Data Financial information provided herein is as of September 30, 2020 unless otherwise indicated. Published on November 9, 2020. © VICI. All rights reserved. No part of this publication may be reproduced, distributed or transmitted in any form or by any means, including without limitation photocopying, recording or any other electronic or mechanical methods, without the express written permission of VICI. 2

VICI PROPERTIES COMPANY SNAPSHOT(1) VICI Properties Inc. (NYSE: VICI) is an experiential, triple net REIT that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations PORTFOLIO DATA INVESTMENT & CAPITAL RAISING ACTIVITY SINCE FORMATION Investment Volume Equity Raised Rent/Interest Acquired 27 17 45M+ ~$8.2Bn ~$6.6Bn ~$652M Properties Markets Total SF $4,957 $1,303 $1,308 $852 $2,601 $717 $2,116 ~2M 18K+ 37K+ $1,551 $1,136 $1,000 $862 Casino SF Hotel Rooms Gaming Units $543 2017 2018 2019 2020 YTD Properties Acquired in 7 Announced Investment Volume Equity Raised Run-Rate Ann. Investment Rev. 13 Markets Since Formation ($ in millions) Resulting in 8.0% Unlevered Yield on Incremental Investments To Date(2) TRIPLE NET LEASES WITH 5 TENANTS 100% Rent Collected (3) 83% 6% 5% 3% 2% YTD Reflects % of current annual cash rent. (1) Pro forma for the pending Bally’s Atlantic City and Harrah’s Louisiana Downs dispositions, which are subject to customary closing conditions and regulatory approvals. (2) Represents rent/interest acquired as a percentage of investment volume. (3) Through November 2020. 3

VICI IS THE NEXT GENERATION EXPERIENTIAL REAL ESTATE COMPANY MISSION TO BE AMERICA’S MOST DYNAMIC LEISURE & HOSPITALITY EXPERIENTIAL REAL ESTATE COMPANY VISION WE SEEK TO BE THE REAL ESTATE PARTNER OF CHOICE FOR THE LEADING CREATORS & OPERATORS OF PLACE -BASED, SCALED LEISURE & HOSPITALITY EXPERIENCES WE SEEK TO LEASE PROPERTIES TO TENANTS WITH MARKET - LEADING RELATIONSHIPS WITH HIGH VALUE CONSUMERS OF LEISURE & HOSPITALITY 4

VICI PROVIDES THE OPTIMAL COMBINATION OF: ✓ Sector Revenue Stability Across All Historical Cycles ✓ Long-Term Leases Backed by Corporate ✓ In-Place Acquisition Rent Coverage Opportunities ✓ Potential & Credibility for Substantial Non- Gaming Growth ✓ $22.7bn of Activity Since Emergence(1) ✓ Fully Internalized Governance & Management (1) Represents $8,187mm in aggregate of closed or announced acquisitions and loans, $2,600mm secured debt facilities in December 2017, $600mm of increased availability under our existing revolving credit facility in May 2019, $6,579mm in aggregate of equity issuances, including follow-on, private placement, and at-the-market offerings, and $4,750mm of unsecured notes issued in November 2019 and February 2020. 5

CAESARS PALACE LAS VEGAS, NV PORTFOLIO INCOME: CHARACTER AND QUALITY HORSESHOE BOSSIER CITY BOSSIER CITY, LA 6 HARRAH’S & HARVEY’S LAKE TAHOE STATELINE, NV

FUNDAMENTAL ADVANTAGES OF OUR EXPERIENTIAL AND GAMING REAL ESTATE PORTFOLIO Diversified High Barriers to 1 Triple Net REIT 2 Revenue Streams 3 Entry Given 4 Weighted Average with 100% from Gaming, Legislative & Lease Term of Occupancy F&B, Retail and Regulatory 34.7 Years Entertainment Controls Regional Gaming Cash Flows Show Financial Lack of Near Term Significant 7 Low Volatility 5 Transparency & 6 Supply Growth in 8 Embedded Through All Strength of Highly Desirable Growth Pipeline Historical Cycles, Tenants Las Vegas Market Including Financial Crisis 7

INCOME FOUNDATION: STRENGTH OF OUR PARTNERS

Caesars Entertainment

Caesar Entertainment (NASDAQ: CZR) is the largest casino-entertainment company in the U.S. and one of the world's most diversified casino providers

$1,075.1mm Annual Rent & $30.8mm Interest Income to VICI

Over 55 Casinos in 16 States Across the U.S.

1st and Largest Loyalty Program in the Industry

56% Leased vs. 44% Owned Assets



Caesars Palace

Penn National Gaming, Inc.

Penn National Gaming (NASDAQ: PENN) is the largest U.S. regional gaming operator with a leading portfolio of regional assets

$79.1mm Annual Rent to VICI

41 Properties in 19 Jurisdictions Across the U.S.

193 Food & Beverage Locations



Margaritaville

Hard Rock

Hard Rock has developed a leading global presence as one of the world's most recognized brands and has achieved an investment grade credit rating

$43.4mm Annual Rent to VICI

Over 260 Branded Hard Rock Venues in 76 Countries

13 Casinos



Hard Rock Cincinnati

Century Casinos

Century Casinos (NASDAQ: CNTY) is an international gaming company that develops, owns, and operates small to mid-sized casinos in mid-tier markets

$25.0mm Annual Rent to VICI

18 Casinos in 4 Countries and 5 Cruise Ship-Based Casinos



Mountaineer Casino

J·A·C·K Entertainment

JACK Entertainment is a Cleveland-based urban gaming company that includes over 1,400 team members and generates more than $400 million in revenues

$65.9mm Annual Rent & $6.3mm Interest Income to VICI

2 Properties

16 Food & Beverage Locations

150,000 SF of Gaming Space



JACK Cleveland

Chelsea Piers New York (Est. 1995)

Chelsea Piers is a 28-acre waterfront sports village located between 17th and 23rd Streets along Manhattan's Hudson River, which was privately-financed and opened in 1995

$4.6mm Interest Income to VICI

Features the Golf Club, the Field House, Sky Rink, Chelsea Piers Fitness, and Bowlmor at Chelsea Piers, as well as event space and the Maritime Center



Chelsea Piers New York

VICI

Source: Caesars, Penn and Century Casinos public filings; Hard Rock, JACK Entertainment and Chelsea Piers websites. We have not independently verified this data and are presenting it in accordance with each company's respective public disclosure.

8

INCOME PORTFOLIO DIVERSIFICATION


Lake Tahoe / Reno
Las Vegas
Laughlin
Council Bluffs
North Kansas City
Joliet / Hammond
Detroit
Cleveland
Philadelphia
Cincinnati
Atlantic City
Louisville
Metropolis
Tunica Resorts / Robinsonville
Bossier City
Biloxi
New Orleans

★ **CURRENT PORTFOLIO**

★ **PENDING DISPOSITIONS[1]**
Harrah's Louisiana Downs
Bally's Atlantic City

★ **OWNED GOLF COURSES**
Cascata, Boulder City, NV
Rio Secco, Henderson, NV
Grand Bear, Saucier, MS
Chariot Run, Laconia, IN

★ **DESIGNATED PUT/CALL PROPERTIES[2]**
Indiana Grand Racing & Casino
Harrah's Hoosier Park
Caesars Forum Convention Center

★ **DESIGNATED ROFR PROPERTIES[2]**
Bally's Las Vegas
Flamingo Las Vegas
Paris Las Vegas
Planet Hollywood
The LINQ
Horseshoe Baltimore

VICI CONTINUES TO DIVERSIFY ITS RENT BASE

GEOGRAPHIC RENT DIVERSIFICATION


At Formation (2017)
26%
Las Vegas
74%
Regional
Current
31%
Las Vegas
69%
Regional

TENANT RENT DIVERSIFICATION


At Formation (2017)
CAESARS ENTERTAINMENT
100%
Current
PENN NATIONAL GAMING, INC.
JACK ENTERTAINMENT
Hard Rock
CENTURY CASINOS
6%
5%
3%
2%
83%

VICI

(1) On April 24, 2020, VICI and Caesars entered into definitive agreements to sell Bally's Atlantic City for $25 million to a third party; the proceeds shall be split ~$19.0 million to VICI and ~$6.0 million to Caesars. On September 3, 2020, VICI and Caesars entered into definitive agreements to sell Harrah's Louisiana Downs for $22 million to a third party; the proceeds shall be split ~$5.5 million to VICI and ~$16.5 million to Caesars. The annual rent payments under the Regional Master Lease will remain unchanged following completion of the dispositions. The dispositions are subject to customary closing conditions and regulatory approvals. (2) Please refer to page 29 for a summary of terms of VICI's existing put/call and ROFR agreements.

9

INNOVATIVE FINANCING SOLUTIONS TO CREATE CURRENT & POTENTIAL FUTURE VALUE STRATEGIC, SECURED CAPITAL ALLOCATION CAN PROVIDE VICI A PATH TO FUTURE REAL ESTATE OWNERSHIP Principal Future Funding Interest Final Investment Borrower Balance Commitments Rate Maturity Forum Convention Caesars $400,000,000 – 7.70%(1) 9/18/2025 Center Mortgage Loan Entertainment Chelsea Piers Chelsea Piers $65,000,000 $15,000,000 7.00% 8/31/2027 Mortgage Loan New York Term $70,000,000 – 9.00% 1/24/2027 Loan JACK JACK Entertainment Entertainment Loan Credit – $25,000,000 L + 2.75% 1/24/2027 Facility Note: Please see Note 5 – Real Estate Portfolio in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 for further information. (1) Subject to 2.0% annual escalation (resulting in year two interest rate of 7.854%). 10

INCOME DURABILITY THROUGHOUT HISTORICAL ECONOMIC CYCLES GAMING REVENUE: 50% LESS VOLATILE THAN S&P 500 REVENUE… 300% Peak-to-Trough: 250% Gambling -9% Retail -11% S&P 500 -18% 200% 150% 100% Casino Gambling PCE (1) Retail & Food Service Sales S&P 500 Revenue/Share 50% Q498 Q400 Q402 Q404 Q406 Q408 Q410 Q412 Q414 Q416 …WITH DEMONSTRATED DURABILITY IN REGIONAL MARKETS… …AND UNWAVERING DEMAND IN LAS VEGAS (3) Core Commercial Annual Gaming Revenues ($bn)(2) Las Vegas Strip Occupancy 2017: $18.3bn 18.5 100% 2007 Peak: $18.0bn 2007 Peak: 97% 2017: 91% 18.0 90% 17.5 2009 Trough: 80% Peak-to-Trough: -9.5% Peak-to-Trough: -3.9% 87% 17.0 2017 vs Peak: +1.9% 2017 vs Peak: -6.1% 2009 Trough: 2017 vs Trough: +6.0% 2017 vs Trough: +4.1% $17.3bn 16.5 70% 2007 2009 2011 2013 2015 2017 2005 2007 2009 2011 2013 2015 2017 Source: Haver Analytics, Goldman Sachs Global Investment Research, published February 26, 2018; State Gaming Boards, UNLV, Credit Suisse. Credit Suisse Research, Published September 11, 2018; company filings (1) Refers to the Personal Consumption Expenditures as defined and reported by the U.S. Bureau of Economic Analysis. (2) Core regional markets focus on more mature and representative commercial regional gaming markets, adjusted for adjacent new supply, cannibalization between markets, and excluding genuinely additive supply and destination markets. (3) Represents average occupancy percentage of Wynn, Las Vegas Sands and MGM Las Vegas properties per company filings. 11

INCOME MAGNITUDE AND VALUE 2015 –2020 YTD SINGLE-ASSET REAL ESTATE TRANSACTIONS WITH NOI > $70 MILLION NOI ($MM) Select Las Vegas Strip Sales & Financings 250.0 • The Shops at Crystals sold in 2016 at a 4.5% cap rate Bellagio • Town Square Las Vegas sold in 2017 at a 5.3% cap rate • The Grand Canal Shoppes mortgage debt was refinanced in 2019 at an appraised cap rate of 4.5% 200.0 MGM Grand(1) 150.0 Mandalay Bay(1) 245 30 Hudson Park Yards, NYC Ave, NYC Fashion 1095 100.0 th National Show, 6th Ave, 787 7 Ave, (1) Harbor, LV (1) NYC World- Wind Harrah’s 10 NYC MD wide Creek Caesars Las Hudson th (2) 1515 1211 1285 6 Plaza, 50 Palace Vegas Yards, Bethlehem Broadway, 6th Ave, Ave, NYC NYC(1) Northern NYC(1) NYC(1) NYC(1) Ave, Boston 50.0 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Cap Rate (%) Circle sizes represent asset NOI Gaming Office Retail MOB Source: Real Capital Analytics (RCA) (1) Transaction was for a stake in the property; bubble represents the implied price of 100% interest. (2) Represents incremental rent acquired related to the Eldorado Transaction. 12

GREEKTOWN CASINO -HOTEL DETROIT, MI GROWTH OPPORTUNITIES HARRAH’S LAS VEGAS LAS VEGAS, NV 13 HARRAH’S NEW ORLEANS NEW ORLEANS, LA

SUBSTANTIAL EMBEDDED RENT GROWTH IDENTIFIED ACQUISITION PIPELINE PROVIDES SIGNIFICANT RENT GROWTH ($ in millions) Subject to Caesars Portfolio Strategy $1,289 Current Annual Illustrative Rent Illustrative Rent Illustrative Rent Total Identified Potential Other Gaming, Leisure, Cash Rent from ROFRs (1) from Indiana Grand/ from Caesars Forum Portfolio Hospitality & Harrah's Hoosier Park Put/Call Option(1) Entertainment Assets Put/Call Options(1) Pipeline Upside 2019 Gross Gaming Revenue Contribution Supported by $44Bn LV Strip Casinos Commercial $7Bn Casino Industry Regional Casinos (465 Casinos) $37Bn Source: American Gaming Association, UNLV Center for Gaming Research (1) Please refer to page 29 for a summary of terms and conditions of VICI’s existing put/call and ROFR agreements. 14

LAS VEGAS LAND PROVIDES OPPORTUNITY FOR FURTHER GROWTH

UNRIVALED OPPORTUNITY TO DEEPEN THE STRIP AT ITS CENTER



Treasure Island
Wynn
The Mirage
The Palazzo
The Venetian
MSG Sphere
Caesars Palace
Harrah's
The LINQ
Flamingo
Bally's
Bellagio
Paris
The Cosmopolitan
Planet Hollywood
The Shops at Crystals
ARIA

☆ *Denotes VICI's ROFR properties[1]*

Denotes VICI's total Las Vegas Strip land holdings

VICI-owned 27 acres of land that is currently under the Regional Master Lease strategically located adjacent to The LINQ and behind Planet Hollywood

VICI has a Put/Call Option on the Caesars Forum Convention Center land (~28 acres)[2]

VICI-owned 7 acres of Strip frontage property at Caesars Palace; part of the Las Vegas Master Lease and available for redevelopment

Caesars-owned ~23 acres

MSG Sphere: $1.7 billion development project



Las Vegas Monorail, a key thoroughfare for Las Vegas visitors, connects Caesars Forum to the Las Vegas Convention Center

VICI

Note: Map is illustrative and may not be shown exactly to scale.

(1) Please refer to page 29 for a summary of terms and conditions of VICI's existing put/call and ROFR agreements. (2) Please refer to page 29 for a summary of terms and conditions of VICI's existing put/call and ROFR agreements.

15

FRAMEWORK FOR EXPLORING EXPERIENTIAL REAL ESTATE SECTORS LOW CYCLICALITY • Relatively lower cyclicality than other consumer discretionary sectors • Balance between drive-to and fly-to destinations, with drive-to destinations generally being less cyclical LOW • Strong CRM capability, enabling cost-effective demand-building efforts CYCLICALITY and customer activation during economic downturns LOW LOW SECULAR THREAT SECULAR • Not currently and not likely to be subject to the “Amazon effect” THREAT • Dominated by operators with strong economic performance VICI seeks to • Core experiences of sector cannot be achieved at home, work or PANDEMIC investigate, validate digitally and potentially invest RECOVERY EXPERIENTIAL DURABILITY & LONGEVITY CAPABILITY in sectors that feature these fundamental • Dominated by operators whose strong customer understanding and innovative capability ensures enduring relevance of experiences characteristics • Core experiences have proven durability EXPERIENTIAL • Centered around diverse experiences and diverse demographics — DURABILITY & not over-exposed to any one experience or demographic FAVORABLE LONGEVITY SUPPLY / FAVORABLE SUPPLY / DEMAND BALANCE DEMAND • Supply growth is difficult and/or costly to achieve BALANCE • Supply growth may be subject to regulatory control • Dominated by “rational” competitors not prone to over-investment and thus, over-supply PANDEMIC RECOVERY CAPABILITY • How does an experiential sector recover from COVID-19? • What was the rent paying track record of the sector during the pandemic? • What liquidity and access to capital were sector companies able to maintain? 16

CASCATA GOLF COURSE BOULDER CITY, NV CAPABILITY & GOVERNANCE MARGARITAVILLE BOSSIER CITY BOSSIER CITY, LA 17 HARD ROCK CINCINNATI CINCINNATI, OH

PROVEN AND INDEPENDENT MANAGEMENT TEAM

EXPERTISE IN REAL ESTATE, GAMING & HOSPITALITY



EDWARD PITONIAK

Chief Executive Officer

- Former Vice Chairman, Realterm, private-equity leader in institutionalizing industrial real estate sub-asset classes
- Former Independent Director of Ritchie Brothers (NYSE: RBA)
- In 2014 became Managing Director, Acting CEO & Trustee of InnVest, Canada's largest hotel REIT. Became Chairman in 2015. REIT sold to Chinese buyer in 2016, producing 146% cumulative total return during period of leadership
- CEO of CHIP REIT, Canadian hotel REIT with average annual total return of 25% for 4 years. Sold to Canadian pension fund in late 2007, doubling value of the REIT over 4 years
- SVP, Intrawest Resort Operations, then the world's largest ski resort operator/developer
- Received a BA from Amherst College



JOHN PAYNE

President and Chief Operating Officer

- Previously served as CEO of Caesars Entertainment Operating Company, Inc.
- Held multiple roles with Caesars during the course of his career including President of Central Markets and Partnership Development, President of Enterprise Shared Services, President of Central Division, and Atlantic City President
- Previously served as Gulf Coast Regional President of Caesars and Senior Vice President and General Manager of Harrah's New Orleans
- Received an MBA from Northwestern University and a BA from Duke University



DAVID KIESKE

EVP, Chief Financial Officer & Treasurer

- Previously served as Managing Director of Real Estate & Lodging Investment Banking Group at Wells Fargo Securities / Eastdil Secured with a focus on hospitality and leisure
- Worked in Real Estate & Lodging Investment Banking at Citigroup and Bank of America
- Served as Assistant Vice President & Corporate Controller at TriNet Corporate Realty Trust, a triple net single tenant office REIT listed on the NYSE
- Previously was a Senior Accountant at Deloitte & Touche as well as Novogradac & Co.
- Received an MBA from University of California Los Angeles and a BS from UC Davis



SAMANTHA GALLAGHER

EVP, General Counsel & Secretary

- Previously served as EVP, General Counsel and Secretary at First Potomac Realty Trust (NYSE: FPO), a REIT specializing in office and business park properties in the Washington, D.C. region
- Oversaw the negotiation and documentation pertaining to First Potomac Realty Trust's merger with Government Properties Income Trust (NASDAQ: GOV)
- Previously served as a Partner at Arnold & Porter LLP, Bass, Berry & Sims plc and Hogan Lovells US LLP with a focus on representing REITs and financial institutions in capital markets transactions, mergers and acquisitions, joint ventures and strategic investments
- Received a JD from Georgetown University Law Center and an AB from Princeton University

VICI Team Experience

VICI

18

INDEPENDENT AND EXPERIENCED BOARD OF DIRECTORS

- ✓ 0% PARENT/ TENANT COMPANY OWNERSHIP
- ✓ INDEPENDENT CHAIRMAN
- ✓ SEPARATION OF CHAIRMAN & CEO ROLE
- ✓ ANNUALLY ELECTED BOARD(1)



James Abrahamson*

AFFILIATIONS

BrightView, Interstate, CorePoint Lodging

BIOGRAPHY

- Served as Chairman of Interstate Hotels & Resorts until October 2019
- Previously served as Interstate's CEO from 2011 to March 2017
- Serves as an independent director at CorePoint Lodging and at BrightView Corporation



Diana Cantor

AFFILIATIONS

AIM13, Domino's, Universal Corporation, Virginia Retirement System, Virginia529, New York Private Bank & Trust

BIOGRAPHY

- Partner with Alternative Investment Management, LLC
- Vice Chairman of the Virginia Retirement System
- Served as an MD with New York Private Bank and Trust
- Serves as a director at Domino's Pizza, Inc. and Universal Corporation



Monica Douglas

AFFILIATIONS

The Coca-Cola Company, Junior Achievement, CoolGirls

BIOGRAPHY

- General Counsel, North America of The Coca-Cola Company
- Previously held the positions of Legal Director of The Coca-Cola Company, South Africa, and VP of Supply Chain and Consumer Affairs of The Coca-Cola Company
- Serves on the Board of Directors of Junior Achievement USA and Cool Girls, Inc.



Elizabeth Holland

AFFILIATIONS

Abbell Associates, Federal Realty Investment Trust, ICSC

BIOGRAPHY

- CEO of Abbell Associates, LLC
- Currently serves as an independent director of Federal Realty Investment Trust
- Serves on the Executive Board and the Board of Trustees of International Council of Shopping Centers



Craig Macnab

AFFILIATIONS

National Retail Properties, American Tower, Cadillac Fairview, ddr, ForestCity, Eclipsys

BIOGRAPHY

- Served as Chairman and CEO of National Retail Properties, Inc. from 2008 to April 2017
- Serves as an independent director of American Tower Corporation
- Previously served as director of Eclipsys Corporation from 2008 – 2014, DDR Corp. from 2003 – 2015, and Forest City Realty from 2017 – 2018



Edward Pitoniak

AFFILIATIONS

Realterm, Ritchie Bros., InnVest, Intrawest, Times Mirror Magazines, SKI

BIOGRAPHY

- CEO of VICI Properties Inc.
- Previously served as Vice Chairman of Realterm
- Former independent director of Ritchie Brother Auctioneers
- Served as Chairman of InnVest from 2015 – 2016



Michael Rumbolz

AFFILIATIONS

Everi, Hard Rock

BIOGRAPHY

- President and CEO of Everi Holdings, Inc.
- Serves as an independent director of Seminole Hard Rock Entertainment, LLC.
- Previously served as Chairman and CEO of Cash Systems, Inc. from 2005 – 2008

VICI

* Denotes Chairman of the Board of Directors

(1) Opted out of the Maryland Unsolicited Takeover Act ("MUTA").

19

STRONG CORPORATE GOVERNANCE HIGHLIGHTED BY BOARD DIVERSITY AND INDEPENDENCE FROM TENANTS Overlapping P P Directors with Tenant Management 0 2 of 7 0 Management P P Representation on B o a r d Yes No Yes Parent / Tenant P Company Ownership 0% 57%(1) 5%(2) Independent P C h a i r m a n Yes No No(3) Separation of P P Chairman & CEO Role Yes Yes No P P P Staggered Board No(4) No No Independent Directors P P as % of Board 6 of 7 (86%) 3 of 7 (43%) 6 of 7 (86%) Independent P Female Directors 3 1 1 Source: Company filings (1) Based on MGP filings. (2) Includes Peter Carlino’s (Chairman and CEO of GLPI, Chairman Emeritus of Penn National) ownership of 11.2 million shares. Based on 220.7 million GLPI shares outstanding as of October 23, 2020. (3) Mr. Carlino resigned from his position as Chairman of Penn National Gaming effective June 12, 2019 and was appointed Chairman Emeritus in a non-voting capacity. (4) Opted out of MUTA. 20

HORSESHOE COUNCIL BLUFFS COUNCIL BLUFFS, IA APPENDIX JACK CLEVELAND CASINO CLEVELAND, OH 21 CENTURY CASINO CAPE GIRARDEAU CAPE GIRARDEAU, MO

SHAREHOLDER BASE TRANSFORMATION VICI CONTINUES TO BUILD A DEDICATED LONG-TERM OWNERSHIP BASE THROUGH INSTITUTIONAL REIT, INDEX AND OTHER LONG-TERM SHAREHOLDERS 22% 26% 32% 44% 8% 52% 59% 57% 58% 62% 16% 18% 64% 100% 22% 22% 70% 18% 21% 58% 24% 49% 24% 22% 35% 26% 24% 21% 18% 14% 14% 10/6/2017 3/31/2018 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 Foundational Investors Index Institutional / REIT Investors Source: Ipreo Holdings Data, 13-F filings 22

BALANCE SHEET POSITIONED FOR GROWTH

CAPITALIZATION SUMMARY

($ and shares in millions)	**As of 9/30/2020**
Revolving Credit Facility ($1,000 million capacity)	$0
Term Loan B Facility	2,100
Total Secured Debt	**2,100**
Senior Unsecured Notes	4,750
Total Debt	**6,850**
Cash, Cash Equivalents & Short Term Investments	(164)
Net Debt	**$6,686**
Total Common Shares Outstanding	536.7
LTM Q3 2020 Adjusted EBITDA[1]	1,023
Total Leverage Ratio	**6.7x**
Net Leverage Ratio[1][2]	**6.5x**
Weighted Average Interest Rate	*4.18%*
Interest Coverage Ratio[3]	*3.8x*

VICI has 26,900,000 shares outstanding under the June 2020 Forward Sale Agreement

WELL-LADDERED MATURITY SCHEDULE



$1,000
$2,100
$750
$1,250
$750
$1,000
$1,000
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Term Loan B
Unsecured Notes
Revolving Credit Facility

DEBT COMPOSITION



Floating Rate (4)
1%
Fixed Rate
99%
Secured
31%
Unsecured
69%

VICI

(1) See "Reconciliation from GAAP to Non-GAAP Financial Measures" in the Appendix for additional information, including the definition and reconciliation to the most comparable GAAP financial measure. (2) For the last twelve months ended September 30, 2020, Adjusted EBITDA reflects the impact of transactions consummated under the Master Transaction Agreement between the Company and Eldorado Resorts (the "Eldorado Transaction") for only the stub period from the date of its consummation, July 20, 2020 to September 30, 2020. As a result, the Net Leverage Ratio does not reflect a full 12 months of income from the Eldorado Transaction. (3) Calculated as $1,023 million LTM Q3 2020 Adjusted EBITDA divided by $272 million cash interest expense during the same period. (4) Reflects interest rate swap transactions entered into on April 24, 2018 and January 3, 2019.

23

DURABILITY OF DIVIDEND SINCE EMERGENCE VICI HAS CONSISTENTLY RAISED ITS 100% CASH DIVIDEND WHILE TARGETING A 75% AFFO PAYOUT RATIO, SUPPORTED BY 100% CASH RENT COLLECTION TO DATE Q3’18 Dividend Q3’19 Dividend Q3’20 Dividend Increase: 9.5% Increase: 3.5% Increase: 10.9% $1.3200 $1.1900 $1.1500 Q3'18 Annualized Div/Sh Q3'19 Annualized Div/Sh Q3'20 Annualized Div/Sh ($0.2875 Quarterly) ($0.2975 Quarterly) ($0.3300 Quarterly) TRIPLE NET LEASE REIT DIVIDEND COMPARABLES Dividend Yield(1) 6.4% 6.3% 5.5% 5.5% 5.3% 4.8% 4.8% 3.8% LTM AFFO 86.1% 81.7% 75.2% 77.8% 73.0% 83.2% 81.2% 69.1% Payout Ratio(2) Source: Company filings as of Q3 2020 (1) Calculated as last quarter dividend annualized divided by share price as of November 7, 2020. (2) Calculated as total dividends paid divided by AFFO based on public filings. Other companies may calculate AFFO differently from VICI and each other, and so VICI's AFFO may not be comparable to AFFO reported by such other companies. For additional information, refer to the financial information included in the respective company's public filings with the SEC. 24

FAVORABLE DEBT AND LEASE MATURITIES RELATIVE TO TRIPLE NET LEASE PEERS DEBT MATURITY SCHEDULE Company 2020 2021 2022 2023 2024 Thereafter VICI Properties 0% 0% 0% 0% 31% 69% Agree Realty 0% 0% 0% 6% 10% 83% Essential Property Realty Trust 0% 1% 1% 1% 45% 53% Four Corners Property Trust 0% 0% 20% 20% 20% 40% National Retail Properties 0% 0% 0% 11% 11% 78% Realty Income 4% 1% 13% 16% 8% 59% STORE Capital 0% 7% 6% 8% 12% 66% W. P. Carey 0% 2% 7% 15% 20% 55% Average 1% 2% 7% 11% 18% 62% LEASE MATURITY SCHEDULE Company 2020 2021 2022 2023 2024 Thereafter VICI Properties 0% 0% 0% 0% 0% 100% Agree Realty 0% 1% 1% 3% 5% 89% Essential Property Realty Trust 0% 0% 0% 0% 3% 96% Four Corners Property Trust 0% 0% 1% 1% 2% 96% National Retail Properties 0% 3% 5% 3% 4% 85% Realty Income 0% 3% 5% 8% 6% 78% STORE Capital 0% 1% 0% 1% 1% 98% W. P. Carey 1% 2% 4% 4% 10% 80% Average 0% 1% 2% 3% 4% 89% Source: Company filings as of Q3 2020 25

MASTER LEASE AGREEMENTS

TRIPLE NET STRUCTURE PROVIDES SECURITY & EARNINGS PREDICTABILITY

	Regional Master Lease and Joliet Lease [(1)]	Las Vegas Master Lease [(1)]	Margaritaville Bossier City Lease	Greektown Lease
Tenant	Caesars Entertainment	Caesars Entertainment	Penn National Gaming	Penn National Gaming
Current Annual Cash Rent	$672.7 Million[(2)]	$402.6 Million	$23.5 Million	$55.6 Million
Current Lease Year	Nov. 1, 2020 – Oct. 31, 2021 Lease Year 4	Nov. 1, 2020 – Oct. 31, 2021 Lease Year 4	Feb. 1, 2020 – Jan. 31, 2021 Lease Year 2	June 1, 2020 – May 31, 2021 Lease Year 2
Annual Escalator	1.5% in years 2-5 >2% / change in CPI thereafter, subject to 2% floor	>2% / change in CPI, subject to 2% floor	2% for Building Base Rent ($17.2 Million)	2% for Building Base Rent ($42.8 Million)
Coverage Floor	None	None	Net Revenue to Rent Ratio: 6.1x beginning in year 2	Net Revenue to Rent Ratio to be mutually agreed upon prior to the commencement of lease year 4
Rent Adjustment[(3)]	Year 8: 70% Base / 30% Variable Year 11 & 16: 80% Base / 20% Variable	Year 8, 11 & 16: 80% Base / 20% Variable	Percentage (Variable) Rent adjusts every 2 years beginning in year 3	Percentage (Variable) Rent adjusts every 2 years beginning in year 3
Variable Rent Adjustment Mechanic[(3)]	<u>4% of revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	<u>4% of revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	4% of the average net revenues for trailing 2-year period less threshold amount	4% of the average net revenues for trailing 2-year period less threshold amount
Term	18-year initial term with four 5-year renewal options[(4)]		15-year initial term with four 5-year renewal options	
Guarantor	Caesars Entertainment, Inc.	Caesars Entertainment, Inc.	Penn National Gaming	Penn National Gaming
Capex	$422mm (together with CPLV) required over rolling 3-year period at $119mm minimum per year ($328mm allocated to regional assets, $84mm allocated to CPLV, and $10mm allocated by the tenant)	CPLV: $84mm (included in the $422mm required under Regional Master Lease) over rolling 3-year period HLV: $171mm between 2017 and 2021; Capex at 1% of net revenue thereafter	Minimum 1% of Net Revenue based on a four-year average	Minimum 1% of Net Revenue based on a four-year average

VICI

(1) Regional Master Lease consists of 18 Caesars properties leased from VICI and Las Vegas Master Lease consists of Caesars Palace Las Vegas and Harrah's Las Vegas. (2) Cash rent amounts are presented prior to accounting for the portion of rent payable to the 20% JV partner at Harrah's Joliet. After adjusting for the portion of rent payable to the 20% JV partner, Current Annual Cash Rent is $664.4 million. (3) Rent adjustments in the Regional Master Lease and Las Vegas Master Lease occur in lease years based on a lease commencement date of October 6, 2017. (4) Upon the consummation of the Eldorado Transaction, the Caesars Lease Agreements were extended such that each lease has a full 15-year initial lease term from the date of consummation.

26

MASTER LEASE AGREEMENTS (CONTINUED)

TRIPLE NET STRUCTURE PROVIDES SECURITY & EARNINGS PREDICTABILITY

	Hard Rock Cincinnati Lease	Century Master Lease	JACK Cleveland/Thistledown Master Lease [1]
Tenant	Hard Rock Entertainment	Century Casinos	JACK Entertainment
Current Annual Cash Rent	$43.4 Million	$25.0 Million	$65.9 Million[1]
Current Lease Year	Oct. 1, 2020 – Sept. 30, 2021 Lease Year 2	Dec. 6, 2019 – Dec. 31, 2020 Lease Year 1	Jan. 24, 2020 – Jan. 31, 2021 Lease Year 1
Annual Escalator	1.5% in years 2-4 > 2.0% / CPI thereafter	1.0% in years 2-3 > 1.25% / CPI thereafter	1.0% in years 3-4 1.5% in years 5-7 > 1.5% / CPI thereafter (capped at 2.5%)
Coverage Floor	None[2]	Net Revenue to Rent Ratio: 7.5x beginning in year 6	Net Revenue to Rent Ratio: 4.9x beginning in year 6
Rent Adjustment	Year 8: 80% Base (subject to escalator) / 20% Variable	Year 8 & 11: 80% Base (subject to escalator) / 20% Variable	Year 8 & 11: 80% Base (subject to escalator) / 20% Variable
Variable Rent Adjustment Mechanic	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3	4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3 Year 11: Avg. of years 8-10 less avg. of years 5-7	4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10
Term	Initial term of 15-years with four 5-year renewals		Initial term of 20 years with three 5-year renewals
Guarantor	Seminole Hard Rock Entertainment, Inc.	Century Casinos, Inc.	Rock Ohio Ventures LLC
Capex	Minimum 1% of Net Revenues	Minimum 1% of Net Revenue on a rolling three-year basis for each individual facility; 1% of Net Gaming Revenue per fiscal year for the facilities collectively[3]	Initial minimum of $30 million in first 3 years; 1% of Net Revenues beginning in lease year 4, based on a rolling three-year basis[4]

VICI

(1) As amended on July 16, 2020. Commencing April 1, 2022, rent will increase by $1.8 million in connection with the funding of a new gaming patio amenity at JACK Thistledown Racino. (2) Starting in lease year 5, if the change in CPI is less than 0.5%, there will be no escalation in rent for such lease year. (3) Capex requirements commence January 1, 2021. (4) Minimum of $30 million includes amounts spent on the gaming patio amenity at JACK Thistledown Racino, gaming equipment and the May Company Garage from the period commencing April 1, 2019 until December 31, 2022.

27

RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES The following table reconciles net income to FFO, AFFO and Adjusted EBITDA. Three Months Ended Last Twelve Months Ended ($ in millions) September 30, 2020 June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2020 Net income (loss) attributable to common stockholders $398 $229 ($24) $99 $702 Real estate depreciation - - - - - Funds From Operations ("FFO") $398 $229 ($24) $99 $702 Non-cash leasing and financing adjustments (1) (19) 4 3 3 (9) Non-cash change in allowance for credit losses 177 (65) 150 - 261 Transaction and acquisition expenses 2 1 5 0 8 Non-cash stock-based compensation 2 2 1 1 7 Amortization of debt issuance costs and original issue 4 5 6 15 30 discount (2) Other depreciation 1 1 1 1 4 Capital expenditures (0) (1) (1) (0) (2) Loss on extinguishment of debt - - 39 58 97 Non-cash gain upon lease modification (333) - - - (333) Non-cash adjustments attributable to non-controlling (4) 0 (0) 0 (4) interests Adjusted Funds From Operations ("AFFO") $228 $176 $180 $177 $761 Interest expense, net 73 72 64 52 261 Income tax expense / (benefit) (0) 0 0 1 1 Adjusted EBITDA $300 $248 $245 $230 $1,023 Total debt 6,850 Cash and cash equivalents & short term investments 164 Net Debt 6,686 Net Leverage Ratio(3) 6.5x (1) Amounts represent the non-cash adjustment to income from sales-type leases, direct financing leases and lease financing receivables in order to recognize income on an effective interest basis at a constant rate of return over the term of the leases. (2) Represents depreciation related to our golf course operations. (3) Net Leverage Ratio calculated as Net Debt divided by Adjusted EBITDA. For the last twelve months ended September 30, 2020, Adjusted EBITDA reflects the impact of the Eldorado Transaction for only the stub period from the date of its consummation, July 20, 2020 to September 30, 2020. As a result, the Net Leverage Ratio does not reflect a full 12 months of income from the Eldorado Transaction. 28

SUMMARY OF TERMS OF PUT/CALL AND ROFR AGREEMENTS PUT/CALL AGREEMENTS RIGHT OF FIRST REFUSAL (“ROFR”) AGREEMENTS Harrah’s Hoosier Park and Caesars Forum Convention Center Las Vegas Strip Assets Horseshoe Casino Baltimore Indiana Grand Racing & Casino • VICI has the right to call the • VICI has a ROFR to acquire the • VICI has a ROFR to enter into a sale • VICI has the right to call Harrah’s Caesars Forum Convention Center land and real estate assets of each leaseback transaction with respect Hoosier Park and Indiana Grand from Caesars at a 13.0x multiple of the first two of certain specified to the land and real estate assets Racing & Casino from Caesars at a (7.7% cap rate) of the initial annual Las Vegas Strip assets should the of Horseshoe Baltimore should the 13.0x multiple (7.7% cap rate) of rent in a sale leaseback transaction properties be sold by Caesars, property be sold by Caesars the initial annual rent of each between September 18, 2025 and whether pursuant to an • The exercise of the Horseshoe facility in a sale leaseback December 31, 2026 OpCo/PropCo or a WholeCo sale Baltimore ROFR agreement is transaction • Caesars has the right to put the • The first property subject to the subject to any consent required • Caesars has the right to put Caesars Forum Convention Center ROFR will be one of: Flamingo Las from applicable joint venture Harrah’s Hoosier Park and Indiana to VICI at a 13.0x multiple (7.7% Vegas, Bally’s Las Vegas, Paris Las partners of Caesars Grand Racing & Casino to VICI at a cap rate) of the initial annual rent Vegas and Planet Hollywood 12.5x multiple (8.0% cap rate) of in a sale leaseback transaction Resort & Casino the initial annual rent of each between January 1, 2024 and • The second property subject to the facility in a sale leaseback December 31, 2024 ROFR will be selected from one of transaction the aforementioned four • The put/call agreement can be properties plus The LINQ Hotel & exercised between January 1, 2022 Casino and December 31, 2024 LONGER-TERM FINANCING PARTNERSHIPS Chelsea Piers New York • Caesars does not have a contractual obligation to sell the properties subject to the ROFR Agreements and will make an independent financial decision • VICI entered into an agreement with Chelsea Piers for the life of the loan, regarding whether to trigger the ROFR agreements and VICI will make an subject to a minimum of 5 years, that could lead to a longer-term financing independent financial decision whether to purchase the properties partnership in the future Note: The descriptions of the Put/Call Agreements and ROFR Agreements herein are presented as a summary of the exercise terms of such agreements, which are or may be subject to additional terms and conditions as described in the applicable agreements. 29

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by The National Association of Real Estate Investment Trusts (“NAREIT”), we define FFO as net income (or loss) attributable to common stockholders (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate AFFO by adding or subtracting from FFO non-cash leasing and financing adjustments, non-cash change in allowance for credit losses, transaction costs incurred in connection with the acquisition of real estate investments, non-cash stock-based compensation expense, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate, gains (or losses) on debt extinguishment, other non-recurring, non-cash transactions (such as non-cash gain upon lease modification) and non-cash adjustments attributable to non-controlling interest with respect to certain of the foregoing. The non-cash change in allowance for credit losses consists of estimated credit loss for our Investments in leases - sales-type and direct financing, Investments in leases – financing receivables and Investments in loans as a result of our adoption of ASU No. 2016-13 - Financial Instruments-Credit Losses (Topic 326). No similar adjustments are reflected in prior periods because the accounting standard was adopted effective January 1, 2020 and does not require retrospective application. Please see Note 6 - Allowance for Credit Losses in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 for further information. We calculate Adjusted EBITDA by adding or subtracting from AFFO contractual interest expense and interest income (collectively, interest expense, net) and income tax expense. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP. 30